Severance Payable	12 Months Ended
Mar. 31, 2022
Tyme Technologies, Inc. and Subsidiaries [Member]
Severance Payable [Line Items]
Severance Payable
Note 6. Severance Payable.
The Company entered into a Release Agreement, dated March 24, 2022, pursuant to which the Chief Science Officer resigned and will receive severance that would be payable under his employment agreement in a lump sum payment of $2.1 million. The Company also entered into Separation and General Release Agreement with three other employees. The agreements provide separation benefits which the Company recorded as severance expense.
In April 2021, the Company entered into a Separation and General Release Agreement related to the separation of employment of its Chief Medical Officer as of March 31, 2021. The agreement provides for separation benefits which the Company recorded as severance expense for the year ended March 31, 2021.
On March 15, 2019 the Company entered into a Release Agreement related to the separation of employment of their Chief Operating Officer, which provides for salary continuance for five years, reimbursement of health benefits for three years and a modification to his outstanding stock options to extend the post-termination exercise period for his vested options from three months to five years. The Company recorded severance expense at its present value of $2.5 million, (using a discount rate of 6%) for the year ended March 31, 2019, including $0.4 million relating to the stock option modification.
The aggregate severance liability payable was $3.0 million and $1.6 million as of March 31, 2022 and March 31, 2021.